UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 7, 2013
Skyworks Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-5560	04-2302115
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Sylvan Road, Woburn, Massachusetts		01801
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:		781-376-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the annual meeting of stockholders of Skyworks Solutions, Inc. (the “Company”) held on May 7, 2013 (the “Annual Meeting”), the Company's stockholders approved an amended version of the Company's Amended and Restated 2005 Long-Term Incentive Plan (the “2005 LTIP”) which

•
provides that shares of the Company's common stock used to pay the exercise price for an award or to satisfy tax withholding obligations with respect to an award will not be added back to the number of shares available for the grant of new awards under the 2005 LTIP;

•
confirms that if the Company purchases shares in the market with the proceeds the Company receives in connection with the exercise of an award granted under the 2005 LTIP, such shares will not be added to the shares available for the grant of new awards under the 2005 LTIP;

•
confirms that the number of shares of common stock under the 2005 LTIP will be reduced when a stock appreciation right is exercised for stock based on the percentage of the stock appreciation right that is exercised and not just by the number of shares issued;

•	prohibits the Company's Board of Directors from permitting payment of the exercise price of a stock option with a promissory note;

•	broadens and clarifies the limitations on the Company's ability to take any action that could constitute a repricing of a stock option or stock appreciation right;

•	limits the maximum term of stock appreciation rights to seven (7) years;

•
requires that dividends or dividend equivalents granted with respect to restricted stock and restricted stock units, respectively, not be paid until the applicable award vests (i.e., the award is no longer subject to forfeitability provisions and contractual restrictions on transfer and, in the case of restricted stock units, the shares have been delivered);

•	expands the provisions related to compliance with Section 409A of the Internal Revenue Code, or the Code;

•	increases the number of shares of our common stock available for awards under the 2005 LTIP by 10.8 million shares; and

•	extends the term during which awards may be made under the 2005 LTIP until December 31, 2017.
The last two amendments in the bullet point list above specifically required the approval of the Company's stockholders in order to become effective.
A description of the terms of the 2005 LTIP, as amended (the “Amended 2005 LTIP”) was included in Proposal 2 of the Company's definitive proxy statement that was filed with the Securities and Exchange Commission on March 28, 2013 in connection with the Annual Meeting (the “Proxy Statement”). The following brief description of the Amended 2005 LTIP is qualified in its entirety by reference to the complete text of the Amended 2005 LTIP a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference:
The Amended 2005 LTIP provides for the grant of nonqualified stock options, restricted stock awards, stock appreciation rights and other stock unit awards, including the grant of shares based upon certain conditions such as performance-based conditions (collectively, “Awards”)
Employees, officers, consultants and advisors of the Company and its subsidiaries, and of other business ventures in which the Company has a controlling interest, are eligible to be granted Awards under the Amended 2005 LTIP. The maximum number of shares with respect to which Awards may be granted to any participant under the Amended 2005 LTIP is 1,500,000 shares per calendar year. The maximum amount of cash that can be paid pursuant to a cash-based award under the Amended 2005 LTIP is $1.5 million per fiscal year per person.
The Amended 2005 LTIP is administered by the Company's Board of Directors. The Board of Directors has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the Amended 2005 LTIP and to interpret the provisions of the Amended 2005 LTIP. Pursuant to the terms of the Amended 2005 LTIP, the Board of Directors may delegate authority under the Amended 2005 LTIP to one or more committees or subcommittees of the Board of Directors. The Board of Directors has authorized its Compensation Committee to administer certain aspects of the Amended 2005 LTIP, including the granting of options to executive officers
The Board of Directors may at any time amend, suspend or terminate the Amended 2005 LTIP, except that no Award designated as subject to Section 162(m) of the Code by the Board of Directors after the date of such amendment shall become exercisable, realizable or vested unless and until such amendment shall have been approved by the Company's stockholders (if required by Section 162(m)).
No Award may be granted under the Amended 2005 LTIP after December 31, 2017, but Awards previously granted may extend beyond that date.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting held on May 7, 2013, the Company’s stockholders were asked to consider and vote on four proposals that are described in the Proxy Statement. The results of the voting on each of those proposals were as follows:

1.
The Company’s stockholders elected each of Messrs. David J. Aldrich, Kevin L. Beebe, Timothy R. Furey, Balakrishnan S. Iyer, Thomas C. Leonard, David P. McGlade, David J. McLachlan, and Robert A. Schriesheim to serve as a director of the Company until the next annual meeting of the Company’s stockholders and until their successors are elected and qualified or until their earlier resignation or removal.

The voting results with respect to each director elected at the annual meeting are set forth in the following table:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
David J. Aldrich	136,248,930	2,329,369	25,775,056
Kevin L. Beebe	132,982,567	5,595,732	25,775,056
Timothy R. Furey	131,713,840	6,864,459	25,775,056
Balakrishnan S. Iyer	114,632,477	23,945,822	25,775,056
Thomas C. Leonard	136,149,270	2,429,029	25,775,056
David P. McGlade	133,323,409	5,254,890	25,775,056
David J. McLachlan	135,744,113	2,834,186	25,775,056
Robert A. Schriesheim	133,646,594	4,931,705	25,775,056

2.	The Company’s stockholders voted to approve the Amended and Restated 2005 Long-Term Incentive Plan,as amended.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
99,802,401	37,941,516	834,382	25,775,056

3.	The Company’s stockholders voted to approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (the “Say-On-Pay Vote”).

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
129,134,734	8,549,029	894,536	25,775,056

4.	The Company’s stockholders ratified the selection by the Company’s Audit Committee of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s 2013 fiscal year.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
160,647,507	2,904,910	800,938	0
Item 9.01.     Financial Statements and Exhibits
(d) Exhibits
10.1    Skyworks Solutions, Inc. Amended and Restated 2005 Long-Term Incentive Plan, as amended

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYWORKS SOLUTIONS, INC.

Date: May 13, 2013	/s/ Mark V.B. Tremallo
Mark V.B. Tremallo
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Skyworks Solutions, Inc. Amended and Restated 2005 Long-Term Incentive Plan, as amended